UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2021

BEACON ROOFING SUPPLY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50924	36-4173371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Huntmar Park Drive, Suite 300, Herndon, VA 20170

(Address of Principal Executive Offices) (Zip Code)

(571) 323-3939

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $0.01 par value	BECN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Beginning on April 19, 2021, Beacon Roofing Supply, Inc. (“we,” “us,” “our,” “Beacon” or the “Company”) will commence discussions with prospective lenders with respect to certain debt refinancing transactions relating to the Company’s existing senior secured credit facilities (the “Credit Facility Refinancing Transactions”), including, subject to market and other conditions, (i) a new amended and restated senior secured asset-based revolving credit facility due 2026 with maximum aggregate commitments of $1.3 billion, subject to borrowing base capacity (the “A&R ABL Facility”), and (ii) a new amended and restated $1.0 billion senior secured term loan “B” facility due 2028 (the “A&R Term Loan Facility” and, together with the A&R ABL Facility, the “New Senior Secured Credit Facilities”). In addition, the Company expects to commence a private offering (the “2029 Notes Offering” and, together with the Credit Facility Refinancing Transactions, the “Refinancing Transactions”) shortly thereafter, subject to market and other conditions, of $350.0 million aggregate principal amount of its senior unsecured notes due 2029 (the “2029 Notes”) pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).  Beacon intends to use the total net proceeds from the proposed New Senior Secured Credit Facilities and 2029 Notes Offering, together with cash on hand, to (i) redeem, repay, retire and discharge in full all $1.3 billion aggregate principal amount outstanding of the Company’s 4.875% senior unsecured notes due 2025, as described further in Item 8.01 of this Current Report on Form 8-K (this “Form 8-K”), (ii) repay all outstanding borrowings under the Company’s existing term loan credit facility and (iii) pay all related transaction premiums, accrued interest, fees and expenses in connection with the foregoing. The issuance and sale of the 2029 Notes and related subsidiary guarantee have not been, and will not be, registered under the Securities Act or the securities laws of any state or other jurisdiction, and the 2029 Notes and related subsidiary guarantee may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and other applicable securities laws. This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the 2029 Notes. The 2029 Notes Offering will be made only by means of a confidential offering memorandum and will not be made to any person in any jurisdiction in which such offer, sale or solicitation is unlawful. There is no assurance that the Refinancing Transactions will be completed or, if completed, as to the terms on which they will be completed.

Item 2.02	Results of Operations and Financial Condition

In connection with the proposed Refinancing Transactions, the Company is furnishing the information included in Item 2.02 of this Form 8-K to disclose certain preliminary estimated unaudited operating results for the fiscal quarter ended March 31, 2021, which will be provided to prospective lenders and note investors in connection with the proposed Refinancing Transactions. The information in Item 2.02 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Preliminary Estimated Results for the Fiscal Quarter Ended March 31, 2021

Although our consolidated financial statements as of, and for the three months ended, March 31, 2021 are not yet complete or available as of the date of this Form 8-K, we are presenting certain preliminary estimated financial information as of, and for the three months ended, March 31, 2021. Beginning with the Company’s condensed consolidated financial statements for the three months ended December 31, 2020, the Company has reflected its interior products and insulation (“Interior Products”) business, which was sold to Foundation Building Materials Holding Company LLC on February 10, 2021, as discontinued operations for all periods presented. Accordingly, the preliminary estimated results for the fiscal quarter ended March 31, 2021 reflect the Company’s Interior Products business as discontinued operations and, for comparability purposes, net sales, net income (loss) from continuing operations and Adjusted EBITDA for the fiscal quarter ended March 31, 2020 have been reclassified to conform to the current period presentation.

We estimate that our net sales for the fiscal quarter ended March 31, 2021 will be between approximately $1.31 billion and $1.32 billion, representing growth of approximately 10% as compared to net sales of $1.197 billion for the fiscal quarter ended March 31, 2020 (as adjusted to reflect our Interior Products business as discontinued operations). The expected increase in net sales compared to the prior year period is primarily attributable to strong end-market demand in residential roofing products, and favorable pricing execution.

In addition, we estimate that our net income (loss) from continuing operations and Adjusted EBITDA for the fiscal quarter ended March 31, 2021 will improve significantly as compared to our net income (loss) from continuing operations and Adjusted EBITDA of $(121.3) million and $22.1 million, respectively, for the fiscal quarter ended March 31, 2020 (as adjusted to reflect our Interior Products business as discontinued operations). The foregoing improvements are primarily attributable to increased net sales, gross margin expansion and operating leverage, and with respect to net income (loss) from continuing operations only, a non-cash intangible asset amortization expense in the prior year stemming from our previously disclosed rebranding efforts.

Adjusted EBITDA is a non-GAAP measure defined as net income (loss) from continuing operations excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, the impact of stock-based compensation, acquisition costs, restructuring costs, the income taxes relating to revaluation of deferred tax assets and liabilities made in conjunction with the Company’s application of the CARES Act and costs directly related to the Company’s response to the COVID-19 pandemic. We use Adjusted EBITDA to evaluate financial performance, analyze the underlying trends in our business and establish operational goals and forecasts that are used when allocating resources. We believe that Adjusted EBITDA is a useful measure because it permits investors to better understand changes in underlying operating performance over comparative periods by providing investors with financial results that are unaffected by certain items that are not indicative of ongoing operating performance. The foregoing measure may differ from similarly titled information presented by other companies. Accordingly, you should not place undue reliance on such preliminary estimated financial information.

The following table is a reconciliation of our net income (loss) from continuing operations to Adjusted EBITDA for the fiscal quarter ended March 31, 2020 (as adjusted to reflect our Interior Products business as discontinued operations):

Three Months Ended March 31,
2020
(unaudited, in millions)
Net income (loss) from continuing operations	$(121.3)
Interest expense, net	35.6
Income taxes	(77.9)
Depreciation and amortization	183.3
Stock based compensation	4.3
Acquisition costs(1)	(2.9)
Business restructuring costs(2)	1.0
Adjusted EBITDA	$22.1
(1)

Acquisition costs represent certain items included in selling, general, and administrative expense related to acquisitions, including: professional fees, branch integration expenses, travel expenses, employee severance and retention costs, and other personnel expenses.

(2)	Business restructuring costs represent certain items included in selling, general, and administrative expense stemming from headcount rationalization efforts and rebranding costs.

Our financial closing procedures for the fiscal quarter ended March 31, 2021 are not yet complete. The preliminary estimated financial information set forth above does not represent a comprehensive statement of our results of operations or financial condition as of or for the fiscal quarter ended March 31, 2021 and is based solely on information available to us as of the date of this Form 8-K. Our actual results of operations and financial condition as of and for the fiscal quarter ended March 31, 2021 may vary from our current expectations and may differ from the information described above as additional material developments and adjustments may arise between now and the time the financial statements and other disclosures for this period are finalized, including all disclosures required by U.S. generally accepted accounting principles (“GAAP”). In addition, these preliminary estimates are not necessarily indicative of the results that will be achieved for the remainder of fiscal 2021 or in any future period. There can be no assurance that these estimates will be realized, and estimates are subject to risks and uncertainties, many of which are not within our control. The foregoing information should not be viewed as a substitute for full financial statements prepared in accordance with GAAP or as a measure of performance. Our preliminary estimated financial information constitutes forward-looking statements.

Item 7.01	Regulation FD Disclosure

Beginning on April 19, 2021, in connection with the proposed Credit Facility Refinancing Transactions, the Company also will be providing a confidential lenders presentation to prospective lenders, and, in connection with the commencement of the proposed 2029 Notes Offering, the Company will also be providing a confidential preliminary offering memorandum to prospective note investors, excerpts of which are being furnished as Exhibit 99.1 hereto.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of such section. The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. Beacon undertakes no duty or obligation to publicly update or revise this information.

Exhibit 99.1 contains certain “non-GAAP financial measures” as that term is defined by the rules and regulations of the Securities and Exchange Commission (“SEC”). The non-GAAP financial measures used in Exhibit 99.1 have inherent limitations as performance measures and should not be considered in isolation of, as a substitute for, or superior to, financial information prepared in accordance with GAAP. The non-GAAP financial measures contained in Exhibit 99.1 may differ from similarly titled measures presented by other companies. The non-GAAP financial measures, as well as other information contained in Exhibit 99.1, should be read in conjunction with Beacon’s financial statements filed with the SEC.

Item 8.01	Other Events

Conditional Redemption of 2025 Senior Notes

On April 19, 2021, the Company delivered a notice of conditional redemption with respect to all $1.3 billion aggregate principal amount outstanding of its 4.875% senior unsecured notes due 2025 (the “2025 Senior Notes”) issued under the indenture, dated as of October 25, 2017, as supplemented by a supplemental indenture dated as of January 2, 2018, among the Company, certain subsidiaries of the Company and U.S. Bank National Association, as trustee (the “Trustee”).

Pursuant to such notice of conditional redemption, the Company intends, subject to the satisfaction of the condition precedent described below, to redeem all of the outstanding 2025 Senior Notes at a redemption price of 102.438% of the principal amount thereof plus accrued and unpaid interest to, but excluding, the redemption date. The redemption of the 2025 Senior Notes will be conditioned upon the completion of a debt financing on terms and conditions satisfactory to the Company yielding aggregate gross proceeds, together with cash on hand and available borrowings under the proposed New Senior Secured Credit Facilities, sufficient to fund the redemption payment for the 2025 Senior Notes on the redemption date and to pay related transaction premiums, accrued interest, fees and expenses (the “Redemption Condition”). The redemption date for the 2025 Senior Notes is May 19, 2021 (the “Redemption Date”), provided that the Redemption Date may be extended by the Company pending satisfaction of the Redemption Condition. This Form 8-K does not constitute a notice of redemption of the 2025 Senior Notes.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K may contain information about management’s view of the Company’s future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations regarding the proposed Refinancing Transactions, the estimated financial and operating results for the fiscal quarter ended March 31, 2021 and the proposed redemption of the 2025 Senior Notes and satisfaction of the Redemption Condition. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, those set forth in the “Risk Factors” section of the Company’s latest Form 10-K and subsequent filings with the SEC. In addition, the forward-looking statements included in this Form 8-K represent the Company’s views as of the date of this Form 8-K and these views could change. However, while Beacon may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Excerpts from Beacon Roofing Supply, Inc. Confidential Lenders Presentation dated April 2021 and Confidential Preliminary Offering Memorandum dated April 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date: April 19, 2021	By:	/s/ FRANK A. LONEGRO
Frank A. Lonegro
Executive Vice President & Chief Financial Officer